SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) August 22, 1996

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as company under a Pooling and Servicing Agreement dated as of August 1, 1996 providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 1996-S18)


                 Residential Funding Mortgage Securities I, Inc.

             (Exact name of registrant as specified in its charter)

         DELAWARE                   333-4846                  75-2006294
(State or Other Jurisdiction     (Commission               (I.R.S. Employer
of Incorporation)                 File Number)            Identification No.)


 8400 Normandale Lake Blvd.
 Suite 600
 Minneapolis, Minnesota    55437
 (Address of Principal  (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (612) 832-7000



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Items 1 through 6 and Item 8 are not included because they are not applicable.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                  23. Consent of Coopers & Lybrand L.L.P., independent auditors of Financial Security Assurance Inc. ("Financial Security") with respect to the incorporation by reference in the Registrant's Prospectus Supplement dated August 22, 1996, relating to the Mortgage Pass-Through Certificates, Series 1996-S18, of (a) their report dated January 17, 1996 on the audit by Coopers & Lybrand, L.L.P. of the consolidated financial statements of Financial Security and its subsidiaries as of December 31, 1995 and 1994 and for each of the three year in the period ended December 31, 1995 and (b) with respect to the reference to their firm under the caption "Experts."


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   RESIDENTIAL FUNDING MORTGAGE
                                                   SECURITIES I, INC.


                                                   By:/s/Robert S. Conway
                                                   Name: Robert S. Conway
                                                   Title: Vice President


Dated:  August 22, 1996


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                                   EXHIBIT 23

Consent of Coopers & Lybrand L.L.P., independent auditors of Financial Security Assurance Inc. ("Financial Security") with respect to the incorporation by reference in the Registrant's Prospectus Supplement dated August 22, 1996, relating to the Mortgage Pass-Through Certificates, Series 1996-S18, of (a) their report dated January 17, 1996 on the audit by Coopers & Lybrand, L.L.P. of the consolidated financial statements of Financial Security and its subsidiaries as of December 31, 1995 and 1994 and for each of the three year in the period ended December 31, 1995 and (b) with respect to the reference to their firm under the caption "Experts."

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                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the Prospectus Supplement dated August 22, 1996 to the Prospectus dated June 21, 1996 of Residential Funding Mortgage Securities I, Inc. relating to Mortgage Pass-Through Certificates, Series 1996-S18 of our report dated January 17, 1996 on our audits of the consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries as of December 31, 1995 and 1994, and for each of the three years in the period ended December 31, 1995. We also consent to the reference to our Firm under the caption "Experts."







                                                     COOPERS & LYBRAND L.L.P.

New York, New York
August 22, 1996


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